SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2003

INTERNATIONAL PAPER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-3157	13-0872805
(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street Stamford, Connecticut	06921
(Address of Principal Executive Offices)	(Zip Code)

203-541-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 15, 2003, International Paper Company (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of 4.25% Notes due 2009 and 5.50% Notes due 2014 in an underwritten public offering. Reference is made to the Company’s Registration Statement on Form S-3 (Registration No. 333-103760) (the “Registration Statement”) under the Securities Act of 1933, as amended, and the Prospectus dated March 27, 2003, as supplemented by the Prospectus Supplement dated December 10, 2003, filed with the Securities and Exchange Commission.

The Company is filing an exhibit to the Registration Statement under cover of this Current Report on Form 8-K. See “Item 7. Financial Statements and Exhibits.”

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

          99.1. Conformed copy of the Underwriting Agreement dated December 10, 2003 by and between the Company and Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

Date: December 22, 2003	By:	/s/ Barbara L. Smithers
Name: Title:	Barbara L. Smithers Vice President